GOODYEAR PROGRAM

EXHIBIT 10.1

AMENDMENT NO. 6 TO THE GENERAL MASTER PURCHASE AGREEMENT
DATED 14 NOVEMBER 2016

between

ESTER FINANCE TITRISATION as the Purchaser
CREDIT AGRICOLE LEASING & FACTORING as the Agent
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK as the Joint Lead Arranger and the Calculation Agent
NATIXIS as the Joint Lead Arranger
DUNLOP TYRES LTD. as the Centralising Unit
and
THE SELLERS (as listed in SCHEDULE 1) CMS Bureau Francis Lefebvre Avocats au Barreau des Hauts de Seine 2, rue Ancelle 92522 Neuilly-sur-Seine Cedex, France T +33 1 47 38 55 00 info@cms-bfl.com
En accord avec les parties, les présentes ont été reliées par le procédé ASSEMBLACT R.C. empêchant toute substitution ou addition et sont signées uniquement en page(s) de signature.

TABLE OF CONTENTS

ARTICLE PAGE
1.DEFINITIONS    5
2.INTERPRETATION    5
3.PURPOSES    6
4.AMENDMENTS TO THE GENERAL MASTER PURCHASE AGREEMENT    6
5.RESCISSION AND RETROCESSION    8
6.FURTHER ASSURANCE    9
7.TERM    9
8.CONDITIONS PRECEDENT TO THE AMENDMENT    9
9.REPRESENTATIONS AND WARRANTIES    10
10.NO WAIVER – NO NOVATION    10
11.LIMITED RECOURSE – NON-PETITION    11
12.SIGNATURES AND REGISTRATION    11
13.PARTIAL INVALIDITY    11
14.MISCELLANEOUS    11
15.GOVERNING LAW – JURISDICTION    11

SCHEDULE PAGE

- LIST OF SELLERS	12

- NEW SCHEDULE 12	13

- FORM OF ASSIGNMENT AGREEMENT	15

THIS AMENDMENT NO. 6 TO THE GENERAL MASTER PURCHASE AGREEMENT (THE "AMENDMENT") IS ENTERED INTO BETWEEN:

1.
ESTER FINANCE TITRISATION, a company incorporated under French law and authorised as a specialized credit institution (établissement de crédit spécialisé), having its registered office at 12, place des Etats-Unis, CS 70052, 92547 Montrouge Cedex, France, registered with the trade and companies registry (Registre du commerce et des sociétés) of Nanterre under the number 414 886 226, whose representative is duly authorised for the purpose of this Amendment (the "Purchaser");

2.
CREDIT AGRICOLE LEASING & FACTORING, a company incorporated under French law and authorised as a financing company (société de financement), having its registered office at 12 place des Etats-Unis, CS 30002 92548 Montrouge Cedex, France, registered with the trade and companies registry (Registre du commerce et des sociétés) of Nanterre under the number 692 029 457, whose representative is duly authorised for the purpose of this Amendment (the "Agent");

3.
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK a company incorporated under French law and authorised as a credit institution (établissement de crédit), having its registered office at 12, place des Etats-Unis, CS 70052, 92547 Montrouge Cedex, France, registered with the trade and companies registry (Registre du commerce et des sociétés) of Nanterre under the number 304 187 701, whose representatives are duly authorised for the purpose of this Amendment ("CREDIT AGRICOLE CIB", "Joint Lead Arranger" or the "Calculation Agent");

4.
NATIXIS, a limited liability company (société anonyme) incorporated under French law and authorised as a credit institution (établissement de crédit), having its registered office at 30 avenue Pierre Mendès-France 75013 Paris, France, registered with the Trade and Companies Registry (Registre du commerce et des sociétés) of Paris under number 542 044 524, whose representatives are duly authorised for the purpose of this Amendment ("NATIXIS" or "Joint Lead Arranger");

5.
DUNLOP TYRES LTD., a company incorporated under the laws of England and Wales with company number 1792065 whose registered office is situated at Tyrefort, 88-89 Wingfoot Way, Birmingham B24 9HY, whose representative is duly authorised for the purpose of this Amendment (the "Centralising Unit");

and

6.	THE COMPANIES LISTED IN SCHEDULE 1 (List of Sellers) (each, a "Seller"; together, the "Sellers").

WHEREAS:

(A)
The Amendment Parties refer to the general master purchase agreement (the "General Master Purchase Agreement") dated 10 December 2004, as last amended and restated on 25 September 2014, according to the terms and conditions of which the Sellers shall sell Ongoing Purchasable Receivables and Remaining Purchasable Receivables to the Purchaser and the Purchaser agrees to acquire Ongoing Purchasable Receivables and Remaining Purchasable Receivables from the Sellers during the Replenishment Period.

(B)
Each Amendment Party enters into this Amendment in order to amend the General Master Purchase Agreement so that it integrates and/or reflects (i) the extension of the list of Excluded Debtors (for the German Seller only) set forth in schedule 12 (List of Excluded Debtors) of the General Master Purchase Agreement, (ii) the modification of certain applicable performance triggers, (iii) the rescission (résolution) of the sale of certain Ongoing Purchasable Receivables sold by the German Seller to the Purchaser and held over the Additional Excluded Debtors, (iv) the assignment to the German Seller of certain other receivables initially sold by the German Seller to the Purchaser and held over the Additional Excluded Debtors and (v) the modification of the "Maximum Concentration Rate"' definition so to allow, under certain conditions, the increase of the concentration limit of a specific Group of Debtors.

(C)
In the light of the above, and subject to the provisions of article 35 of the General Master Purchase Agreement, the Amendment Parties have agreed to amend certain provisions of the General Master Purchase Agreement as follows.

IT IS AGREED AS FOLLOWS:
1.    DEFINITIONS
Except as otherwise defined herein, capitalised terms and expressions used in this Amendment (including its recitals and its schedules) shall have the same meaning as ascribed to them in the General Master Purchase Agreement, as amended by the Amendment.
"Additional Excluded Debtors" means any Debtor of the German Seller excluded from the Securitisation Transaction as from the Commencement Date, as identified in schedule 12, part B (List of Excluded Debtors (German Seller only)) of the General Master Purchase Agreement by way of the Amendment.
"Commencement Date" means the first Funded Settlement Date immediately following the date on which all the conditions precedent set forth in Article 8 (Conditions Precedent to the Amendment) will have been fulfilled.
"Rescinded Receivable" means any outstanding receivable fulfilling all the following criteria:

(i)
it was sold by the German Seller to the Purchaser as an Ongoing Purchasable Receivable on the Funded Settlement Date immediately preceding the date on which all the conditions precedent set forth in Article 8 (Conditions Precedent to the Amendment) will have been fulfilled, in accordance with the German Receivables Purchase Agreement;

(ii)
it has not come into existence on or before the Assessment Date immediately preceding the date on which all the conditions precedent set forth in Article 8 (Conditions Precedent to the Amendment) will have been fulfilled;

(iii)	it is held over an Additional Excluded Debtor.
2.    INTERPRETATION
In the Amendment, except if the context calls for another interpretation:

(i)	references to "Articles" and "Schedules" shall be construed as references to the articles and schedules of the Amendment and references to the Amendment include its schedules;

(ii)	headings are for convenience of reference only and shall not affect the interpretation of this Amendment;

(iii)	words in the plural shall cover the singular and vice versa;

(iv)
words appearing in this Amendment in a language other than English shall have the meaning ascribed to them under the law of the corresponding jurisdiction and such meaning shall prevail over their translation into English, if any;

(v)	references to a person shall include its permitted assignees, transferees and successors;

(vi)	references to a document shall mean such document, as amended, replaced by novation or varied from time to time;

(vii)
references to any Securitisation Document shall be construed to mean such securitisation document, as amended until the date hereof and as may be amended and supplemented from time to time thereafter; and

(viii)	references to the "Amendment Parties" shall be construed as references to the parties to this Amendment, and an "Amendment Party" shall mean any of the Amendment Parties.
3.    PURPOSES

3.1	The purposes of the Amendment is, in particular, to integrate and/or reflect:

(a)
the extension of the list of Excluded Debtors set forth in schedule 12 (List of Excluded Debtors) of the General Master Purchase Agreement so to reflect the exclusion of the Additional Excluded Debtors for the German Seller only;

(b)	the modification of certain applicable performance triggers;

(c)	the rescission (résolution) of the sale of the Rescinded Receivables;

(d)	the assignment to the German Seller of certain other receivables initially sold by the German Seller to the Purchaser and held over the Additional Excluded Debtors;

(e)	the modification of the "Maximum Concentration Rate" definition; and

(f)	as the case may be, certain other technical modifications.

3.2
To the extent necessary, and notwithstanding the Amendment, each Seller confirms that each Collection Account Agreement to which it is a party shall be maintained in full force and effect in accordance with its terms and conditions as security for the relevant secured obligations (as stated in each such Collection Account Agreement).

4.	AMENDMENTS TO THE GENERAL MASTER PURCHASE AGREEMENT

4.1	Amendment to schedule 12 (List of Excluded Debtors)
Schedule 12 (List of Excluded Debtors) of the General Master Purchase Agreement shall be amended and replaced by the one attached as SCHEDULE 2 (New Schedule 12 - "List of Excluded Debtors").

4.2	Amendment to the "Maximum Overcollateralization Rate" definition
The "Maximum Overcollateralization Rate" definition stated in schedule 1 (Master Definitions Schedule) of the General Master Purchase Agreement shall be amended and replaced by the following definition:
""Maximum Overcollateralisation Rate" means, on each Funded Settlement Date, the rate equal to 35%. Such rate may be modified provided that there has been an amendment to the Master Subordinated Deposit Agreement."

4.3	Amendments to article 13.3 (Early Amortisation Events in relation to any Seller or the Centralising Unit)
Paragraphs (xii), (xvi) and (xviii) of article 13.3 of the General Master Purchase Agreement shall be modified and read respectively as follows:

•
"(xii)    whenever on three (3) successive Funded Settlement Dates the Overcollateralisation Rate Trigger is higher than the Maximum Overcollateralisation Rate and such event is not waived within thirty (30) days after notice received from the Purchaser or, if earlier, after a Responsible Officer becoming aware of such event

For the purpose of this Article 13.3(xii), Overcollateralisation Rate Trigger shall be calculated as follows: Maximum (Loss Reserve + Dilution Reserve; Floor Reserve) + Customer/Supplier Reserve + Exchange Rate Reserve (as defined in schedule 1 to the Master Subordinated Deposit Agreement)";

•
"(xvi)    the three-month rolling average of the Delinquency Percentage exceeds 3.8%, and such event is not waived within thirty (30) days after notice received from the Purchaser, or, if earlier, after a Responsible Officer becomes aware thereof";

•
"(xviii)    the three-month rolling average of the Dilution Percentage exceeds 7.5%, and such event is not waived within thirty (30) days after notice received from the Purchaser, or, if earlier, after a Responsible Officer becomes aware thereof".

4.4	Amendment to the "Maximum Concentration Rate" definition
The "Maximum Concentration Rate" definition stated in schedule 1 (Master Definitions Schedule) of the General Master Purchase Agreement shall be amended and replaced by the following definition:
""Maximum Concentration Rate" means:

•
10%, in relation to the Debtors of the Renault Group, taken as a whole, as long as such Debtors maintain short-term ratings not lower than A2 / P2 from Moody's and Standard &Poor's, and 6% so long as such Debtors maintain short-term ratings lower than A2 / P2 but not lower than A3 / P3 from Moody's and Standard & Poor's;

•
10%, in relation to the Debtors of the Peugeot Group, taken as a whole, as long as such Debtors maintain short-term ratings not lower than A2 / P2 from Moody's and Standard &Poor's, and 6% so long as such Debtors maintain short-term ratings lower than A2 / P2 but not lower than A3 / P3 from Moody's and Standard & Poor's;

•
10%, in relation to the Debtors of the Michelin Group, taken as a whole, as long as such Debtors maintain short-term ratings not lower than A2 / P2 from Moody's and Standard &Poor's, and 6% so long as such Debtors maintain short-term ratings lower than A2 / P2 but not lower than A3 / P3 from Moody's and Standard & Poor's;

•
10%, in relation to the Debtors of the BMW Group, taken as a whole, as long as such Debtors maintain short-term ratings not lower than A2 / P2 from Moody's and Standard &Poor's, and 6% so long as such Debtors maintain short-term ratings lower than A2 / P2 but not lower than A3 / P3 from Moody's and Standard & Poor's;

•
10%, in relation to the Debtors of the Audi VW Group, taken as a whole, as long as such Debtors maintain short-term ratings not lower than A2 / P2 from Moody's and Standard &Poor's, and 6% so long as such Debtors maintain short-term ratings lower than A2 / P2 but not lower than A3 / P3 from Moody's and Standard & Poor's;

•
10%, in relation to the Debtors of the Itochu Group, taken as a whole, as long as such Debtors maintain short-term ratings not lower than A2 / P2 from Moody's and Standard &Poor's, and 6% so long as such Debtors maintain short-term ratings lower than A2 / P2 but not lower than A3 / P3 from Moody's and Standard & Poor's;

•	4%, in relation to any other Debtor and to any Debtors of a Debtor Group named above which does not maintain the ratings specified above as a condition to a higher Maximum Concentration Rate.".

4.5	Amendment to the Representations and Warranties
Paragraph (i) of article 11.1 of the General Master Purchase Agreement shall be amended and replaced, as far as the French Seller is concerned, by the following representation and warranty:

•	"in the case of the French Seller, it is a joint stock company (société par actions simplifiée) duly incorporated and validly existing under French law; or".

4.6	Amendment to schedule 6 (List of Adressees)
Schedule 6 (List of Adressees) of the General Master Purchase Agreement shall be amended and replaced, as far as CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK and LMA S.A. are concerned, by the following:
"CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
12 Place des Etats-Unis, CS 70052,
92547 Montrouge Cedex,
France
For the attention of: Carole d'Haeyere
Fax: 33 1 57 87 17 58
e-mail: carole.d'haeyere@ca-cib.com / titrisation@ca-cib.com

LMA S.A.
12 Place des Etats-Unis, CS 70052,
92547 Montrouge Cedex,
France
To: Ludovic Langnier / Philippe Favre / Daniel Piantoni
Fax: 33 1 57 87 17 55
E-mail: ludovic.langnier@ca-cib.com / philippe.favre@ca-cib.com / daniel.piantoni@ca-cib.com / titrisation@ca-cib.com"

5.	RESCISSION AND RETROCESSION

5.1	Rescission (résolution) of the sale of the Rescinded Receivables
On the Commencement Date, the sale by the German Seller to the Purchaser of the Rescinded Receivables shall be rescinded (résolue).

5.2	Assignment of Sold Receivables
As an exception to the provisions of article 4.2 (Absence of retransfer of Sold Receivables) of the German Receivable Purchase Agreement, and in accordance with an assignment agreement to be entered on the Commencement Date, in the form of SCHEDULE 3 (Form of Assignment Agreement), the Purchaser shall assign to the German Seller certain Sold Receivables previously sold by the German Seller to the Purchaser in accordance with the German Receivables Purchase Agreement as further detailed in the assignment agreement referred to above.
6.    FURTHER ASSURANCE
Each of the Amendment Parties shall do all such acts and things necessary or desirable to give effect to the amendments to be effected pursuant to this Amendment.
7.    TERM
Unless otherwise agreed by all Amendment Parties, this Amendment shall take effect on the Commencement Date.
The Amendment Parties hereby agree to take into consideration the modifications to be made to the General Master Purchase Agreement with effect as from the Commencement Date, or as from any other subsequent date specified herein, when carrying out any and all calculations required to be made on or prior, and with respect to, the Commencement Date, or such other subsequent date specified herein, in accordance with the provisions of the Securitisation Documents.
In case the Commencement Date does not occur at the latest on the Funded Settlement Date of 15 December 2016, the Amendment shall be null and void.
In case no assignment agreement in the form of SCHEDULE 3 (Form of Assignment Agreement) is entered into on the Commencement Date, as provided for under Article 5.2 (Assignment of Sold Receivables), the Amendment shall be null and void.

8.	CONDITIONS PRECEDENT TO THE AMENDMENT
The Amendment shall only enter into force if, cumulatively:

(a)
a copy of the board of directors minutes of the Centralising Unit, approving the terms and conditions of this Amendment and authorising the authorised representatives of Centralising Unit to execute this Amendment on behalf of the Centralising Unit and on behalf of each Seller, has been remitted in form and substance satisfactory to the Purchaser (acting reasonably);

(b)
a copy of the shareholders resolutions of the German Seller, approving the terms and conditions of this Amendment and the assignment agreement provided for under Article 5.2 (Assignment of Sold Receivables) and acknowledging the powers of the Centralising Unit to execute the Amendment on behalf of the German Seller, has been remitted in form and substance satisfactory to the Purchaser (acting reasonably);

(c)
the Rating Agencies have (i) been informed of the Amendment and (ii) confirmed that the Amendment will not entail a downgrading or withdrawal of the current ratings of the Notes issued by the Issuers and, as the case may be, the senior units issued by the Fund, as envisaged by and in accordance with the provisions of article 35 of the General Master Purchase Agreement; and

(d)	each Issuer and each Liquidity Bank has given its prior written consent to the Amendment.

9.    REPRESENTATIONS AND WARRANTIES
Each Seller and the Centralising Unit represents and warrants to the Purchaser that, at the date hereof:

(i)	in the case of the French Seller, it is a joint stock company (société par actions simplifiée) duly incorporated and validly existing under French law;

(ii)	in the case of the German Seller, it is a limited liability company (Gesellschaft mit beschränkter Haftung) duly incorporated and validly existing under German law;

(iii)	in the case of the Spanish Seller, it is a corporation (sociedad anónima) duly incorporated and validly existing under Spanish law;

(iv)	in the case of the UK Seller and the Centralising Unit, it is a limited liability company duly incorporated and validly existing under the laws of England and Wales;

(v)
it has the capacity (a) to carry on its business, as currently conducted, and to own all of the assets appearing on its balance sheet, except where failure of such capacity would not be reasonably likely to result in a Material Adverse Effect, and (b) to enter into the Amendment and perform its obligations under the Transaction Documents to which it is a party;

(vi)
it does not require any power or authorisation to execute the Amendment or to perform its obligations under the Transaction Documents to which it is a party, that it has not already obtained, unless, in the case of any Governmental Authorisation, the failure to obtain such authorisation would not be reasonably likely to result in a Material Adverse Effect;

(vii)
except to the extent that no Material Adverse Effect would be reasonably likely to result therefrom, the execution of the Amendment and the performance of its obligations hereunder and/or under the General Master Purchase Agreement (as amended by the Amendment) will not contravene (i) any provision of its articles of association, (ii) any law or regulation applicable to it or (iii) any provision of any contract or undertaking to which it is a party or by which it is bound and that may adversely affect the rights of the Purchaser or the collection of the Sold Receivables;

(viii)
the execution of the Amendment and the performance of its obligations under the Amendment will not contravene (x) if such concept is applicable in the relevant jurisdiction, the corporate interest (intérêt social) of the Centralising Unit or the relevant Seller and (y) in the case of the German Seller, § 30 and seq. of the German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung); and

(ix)
the Amendment and the General Master Purchase Agreement (as amended by the Amendment) constitute its legal, valid and binding obligations and enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, moratorium and other laws affecting creditors' rights generally.

10.    NO WAIVER – NO NOVATION

10.1
The Amendment shall not be construed as a waiver of any right by any Amendment Party to any of its rights under the General Master Purchase Agreement, to the extent such rights are not modified by the Amendment.

10.2
The Amendment does not create any novation of the General Master Purchase Agreement. Each Amendment Party agrees that the provisions of the General Master Purchase Agreement, as amended by the Amendment, shall remain in full force and effect.

10.3
The Amendment Parties accept that any reference to the General Master Purchase Agreement in another contract entered into by one Amendment Party is interpreted as a reference to the General Master Purchase Agreement as modified by this Amendment.

11.    LIMITED RECOURSE – NON-PETITION
Each of the Sellers, the Centralising Unit, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, NATIXIS and the Agent:

(a)
irrevocably and unconditionally waives any right that it may have to initiate any proceeding whatsoever in relation to the contractual liability (responsabilité contractuelle) of the Purchaser, except in the event of gross negligence (faute lourde) or wilful misconduct (dol) of the Purchaser and agree to limit their claims and recourse against the Purchaser (including in the event of a breach by the Purchaser of any of its representations and warranties, or any of its obligations hereunder) to the amount of the Available Funds on the relevant date; and

(b)
irrevocably and unconditionally undertakes and agrees not to institute any legal proceedings, take other steps or institute other proceedings against the Purchaser, the purpose of which is the appointment of a conciliator or an ad hoc agent, or the opening of receivership proceedings or insolvency proceedings (sauvegarde, sauvegarde accélérée, sauvegarde financière accelérée, redressement judiciaire or liquidation judiciaire) or any other similar proceedings.

12.    SIGNATURES AND REGISTRATION

12.1
The Amendment Parties hereby agree that, due to the Assemblact R.C. procedure, which prevents any substitution or addition of any page, each Amendment Party shall (i) initial the first and last page of the Amendment and (ii) sign on the execution page.

12.2
The Amendment Parties hereby agree not to register the Amendment with the French tax administration, although if one Amendment Party elects to do so, it shall carry out such a registration at its own expense.

12.3
The Sellers, having the same interest in this Amendment, hereby agree that one executed copy of this Amendment, to be kept by the Centralising Unit, shall form title and represent the obligation of each Seller as if a separate original copy had been executed by him.

13.    PARTIAL INVALIDITY

13.1	If a provision of the Amendment is or becomes illegal, invalid or unenforceable, that shall not affect the legality, validity or enforceability of any other provision of any Transaction Document.

13.2
Each Amendment Party agrees to negotiate in good faith to replace the affected provisions, or parts of those provisions, with other valid and effective agreements having substantially the same economic effect, having regard to the subject matter and purpose of the Transaction Documents.

14.    MISCELLANEOUS
This Amendment is a Transaction Document.
15.    GOVERNING LAW – JURISDICTION

15.1	The Amendment shall be governed by and construed in accordance with French law.

15.2	Any dispute as to the validity, interpretation, performance or any other matter arising out of the Amendment shall be subject to the jurisdiction of the competent courts of Paris.
[Signature page at the end of the Amendment]
SCHEDULE 1-LIST OF SELLERS

Name	Country	Register Number
GOODYEAR DUNLOP TIRES FRANCE S.A.S.	FRANCE	330 139 403 (NANTERRE)
GOODYEAR DUNLOP TIRES GERMANY GmbH	GERMANY	HRB 7163 (HANAU)
GOODYEAR DUNLOP TIRES ESPAÑA, S.A.	SPAIN	REGISTERED WITH THE COMMERCIAL REGISTRY OF MADRID UNDER SHEET 110718
GOODYEAR DUNLOP TYRES UK LTD.	UNITED KINGDOM	223064 (Birmingham)

SCHEDULE 2    – NEW SCHEDULE 12
SCHEDULE 12 – LIST OF EXCLUDED DEBTORS
Part A – List of Excluded Debtors (applicable to all Sellers)
Until the Information Date following receipt by the Purchaser of a request from the Centralising Unit to remove any such Excluded Debtor from this list:

Name	Identifier
GM France (Opel)	VAT/CMS number FR90342439320
GM France (Saab)	VAT/CMS number FR90342439320
Chevrolet France SAS	VAT/CMS number FR00307593178
Adam Opel GmbH Rüsselsheim	VAT/CMS number DE0000282244cm
Opel Eisenach GmbH	VAT/CMS number DE0000159594cm
General Motors Belgium NV	VAT/CMS number BE0404957875
Vauxhall Motors Ltd.	VAT/CMS number GB850696990
General Motors España, S.L.	VAT/CMS number ESB50629187
IBC Vehicles Ltd.	VAT/CMS number GB850696990
General Motors, S.L.	VAT/CMS number ESB50629187
Chevrolet España, S.A.	VAT/CMS number ESA80870421
Saab Deutschland GmbH	VAT/CMS number DE0000151393cm
Adam Opel AG	VAT/CMS number DE111607872
Neumaticos J.M martinez S.A.

Part B – List of Excluded Debtors (German Seller only)
Until the Information Date following receipt by the Purchaser of a request from the Centralising Unit to remove any such Excluded Debtor from this list:

Name	Identifier
Volkswagen AG	VAT/CMS number DE0000154333cm
Ford-Werke GmbH	VAT/CMS number DE0000164966cm
Schmitz Cargobull AG	VAT/CMS number DE0000150621cm
BMW AG	VAT/CMS numbers DE0000155779cm, DE0001077623cm
Dr. Ing. h.c. F. Porsche AG	VAT/CMS number DE0000158942cm
Audi AG	VAT/CMS number DE0000188737cm
Daimler AG	VAT/CMS numbers DE0000158858cm, DE0000294052cm, DE0000355738cm, DE0001092637cm, DE0029606373cm
Fahrzeugwerk Bernard Krone	VAT/CMS numbers DE0112960341cm, DE0000286359cm, DE0000218913cm
IVECO ESPANA S.L.	VAT/CMS number ESB61768511
RENAULT TRUCKS SA	VAT/CMS number FR61954506077
RENAULT S.A.S.	VAT/CMS number FR66780129987
PEUGEOT CITROEN AUTOMOBILES SA	VAT/CMS number FR82542065479
NISSAN MOTOR MANUFACTURING	VAT/CMS number GB386354325
Jaguar Land Rover Limited	VAT/CMS number GB927153228
FCA Melfi S.p.A.	VAT/CMS number IT01063750762

SCHEDULE 3     - FORM OF ASSIGNMENT AGREEMENT
RECEIVABLES ASSIGNMENT AGREEMENT

In Paris, on [_______] 2016
This receivables assignment agreement (the "Agreement") is entered into between:
ESTER FINANCE TITRISATION, a company incorporated under French law and authorised as a specialized credit institution (établissement de crédit spécialisé), having its registered office at 12, place des Etats-Unis, CS 70052, 92547 Montrouge Cedex, France, registered with the trade and companies registry (Registre du commerce et des sociétés) of Nanterre under the number 414 886 226, duly authorised for the purpose hereof ("ESTER");
and
GOODYEAR DUNLOP TIRES GERMANY GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung - GmbH) established under the laws of Germany and registered with the commercial register of the local court in Hanau under registration number HRB 7163 and having its office at Dunlopstrasse 2, 63450 Hanau, Germany, duly represented for the purpose hereof ("GDT Germany").
WHEREAS:

(A)
Within the context of the trade receivables securitisation program (the "Program"), and in accordance with a German receivables purchase agreement (the "German Receivable Purchase Agreement") dated 10 December 2004 entered into between, in particular, ESTER, Dunlop Tyres Ltd. and GDT Germany, as last amended and restated on 25 September 2014, GDT Germany assigns Ongoing Purchasable Receivables and Remaining Purchasable Receivables it holds to ESTER and ESTER acquires the same receivables from GDT Germany during the Replenishment Period.

(B)
The German Receivable Purchase Agreement is, in particular, subject to a general master purchase agreement dated 10 December 2004 and entered into between inter alia ESTER, Dunlop Tyres Ltd. and GDT Germany (the "General Master Purchase Agreement" or the "GMPA"), as last amended and restated on 25 September 2014.

(C)
Further to the execution on 14 November 2016 of an amendment n°6 to the General Master Purchase Agreement (the "Amendment n°6 to the GMPA"), receivables against certain Debtors of GDT Germany located in Germany, France, Spain, the United Kingdom and Italy have been excluded from the Program.

(D)
Insofar as ESTER holds receivables over the Additional Excluded Debtors acquired from GDT Germany, ESTER and GDT Germany agree on the assignment by ESTER to GDT Germany of the receivables held over said Additional Excluded Debtors, as listed in the schedule (List of Repurchased Receivables) attached to this Agreement (the "Repurchased Receivables").

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.
Unless stated otherwise, words and terms appearing herein with initial capital letters which are not defined in the Agreement shall have the same meanings as ascribed to them in the Amendment n°6 to the GMPA.

2.	ESTER hereby transfers, for a total amount of EUR 73,810,999.98 (the "Repurchase Price"), to GDT Germany, and GDT Germany purchases, the Repurchased Receivables.

3.
ESTER and GDT Germany agree that the Repurchase Price has been determined on the basis of the accounting information as at the Assessment Date immediately preceding the date on which all conditions precedent set forth in article 8 of the Amendment n°6 to the GMPA have been fulfilled (included), as provided by the Centralising Unit and GDT Germany in accordance with the terms and conditions of the General Master Purchase Agreement. As a consequence, such determination neither reflects the collections received in relation to the Repurchased Receivables nor takes into account any event which may have occurred in relation to the Repurchased Receivables, in each case after the Assessment Date (included) immediately preceding the Commencement Date. Thus, and to draw the consequences of the latter, ESTER and GDT Germany agree that :

•
the collections in relation to the Repurchased Receivables received by GDT Germany after the Assessment Date immediately preceding the date on which all the conditions precedent set forth in article 8 of the Amendment n°6 to the GMPA have been fulfilled (included) shall not be repaid by GDT Germany and/or the Centralising Unit to ESTER, as an exception to the provisions of the GMPA. Such collections remain definitively acquired by GDT Germany;

•	the Repurchase Price is set as a flat price in accordance with the provisions of paragraph 2 above.

4.	The Repurchase Price shall be recorded as a debit of the Current Account on the Funded Settlement Date of [___].

5.	ESTER gives no representation and warranties in respect of the Repurchased Receivables.

6.	On the date hereof,

•	ESTER shall provide the Agent with an executed copy of this Agreement; and

•	GDT Germany shall provide the Centralising Unit with an executed copy of this Agreement.

7.	This Agreement (including, for avoidance of doubt, the transfer of Repurchased Receivables governed by French law) shall be governed by French law, it being provided that:

•	the transfer of Repurchased Receivables governed by German law shall be governed by German law;

•	the transfer of Repurchased Receivables governed by Italian law shall be governed by Italian law;

•	the transfer of Repurchased Receivables governed by Spanish law shall be governed by Spanish law; and

•	the transfer of Repurchased Receivables governed by English law shall be governed by English law.

8.
Any dispute as to the validity, interpretation, performance or any other matter arising out of this Agreement shall be subject to the jurisdiction of the competent courts of Paris (Cour d'appel de Paris).

SCHEDULE 1 – LIST OF REPURCHASED RECEIVABLES

ESTER FINANCE TITRISATION	GOODYEAR DUNLOP TIRES GERMANY GMBH
represented by:	represented by:

Name:	Name:
Title:	Title:

SIGNATURE PAGE
Executed on 14 November 2016, in nine (9) original copies by:

ESTER FINANCE TITRISATION as the Purchaser		CREDIT AGRICOLE LEASING & FACTORING as the Agent
represented by:		represented by:
/s/ Edouard LEGRAND		/s/ Melanie PHAN
Name:	Edouard LEGRAND	Name:	Melanie PHAN
Title:	Directeur Général	Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK as the Joint Lead Arranger and the Calculation Agent
represented by:		represented by:
/s/ Dimitri Pruvost		/s/ Edouard LEGRAND
Name:	Dimitri Pruvost	Name:	Edouard LEGRAND
Title:		Title:

NATIXIS as the Joint Lead Arranger
represented by:		represented by:
/s/ Michel Combes		/s/ Thomas Pons
Name:	Michel Combes	Name:	Thomas Pons
Title:	C.O.O. GSCS Europe	Title:

DUNLOP TYRES LTD. as the Centralising Unit		THE SELLERS
represented by:		represented by the Centralising Unit, represented by:
/s/ Chris Collins		/s/ Chris Collins
Name:	Chris Collins	Name:	Chris Collins
Title:	Authorized Signatory	Title:	Authorized Signatory

/s/ Malcolm Goodall    /s/ Malcolm Goodall
Name:    Malcolm Goodall    Name:    Malcolm Goodall
Title:    Authorized Signatory    Title    Authorized Signatory
En accord avec les parties, les présentes ont été reliées par le procédé ASSEMBLACT R.C. empêchant toute substitution ou addition et sont signées uniquement en page(s) de signature.